UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 13, 2004

YAGER/KUESTER PUBLIC FUND LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

North Carolina	0-18444	56-1560476

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Altura Road, Fort Mill, South Carolina	29708

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (803) 547-9100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 13, 2004, Scott McElveen, LLP, an independent accounting firm, was engaged by Yager/Kuester Public Fund Limited Partnership (the “Company”) as the principal accountant to audit the Company’s financial statements for its current year. Scott McElveen, LLP replaces McGladrey & Pullen, LLP as the Company’s independent auditor, which had been dismissed by the Company effective as of November 29, 2004. Such dismissal was reported in a separate Form 8-K filing by the Company.

This engagement has been approved by the Company’s general partners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAGER/KUESTER PUBLIC FUND
LIMITED PARTNERSHIP
(Registrant)

		By:		DRY Limited Partnership,
General Partner of Registrant
			By:	YFP, LLC,
General Partner of DRY

Date:	12/16/04	By:		/s/ Jeffrey S. Yager

Jeffrey S. Yager
Manager of YFP

Date:	12/16/04	By:		/s/ Thomas K. Emery

Thomas K. Emery
(Serving in the function of Principal
Financial Officer of Registrant)